UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016 (August 4, 2016)

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Manhattanville Road, Suite 301 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
914-273-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information, including Exhibit 99.1 to this Form 8-K, is being furnished, not filed, pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K.

On August 8, 2016, MBIA Inc. (“MBIA”) issued a press release announcing its results of operations for the quarter ended June 30, 2016.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 2.02 as if fully set forth herein.

Item 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d) Election of Director.

On August 4, 2016, the Board of Directors of MBIA Inc. (“MBIA”) elected Francis (“Frank”) Y. Chin as a member of MBIA's Board of Directors.  In connection with Mr. Chin’s election, the Board of Directors increased its size from eight to nine directors.

MBIA’s Board of Directors has determined that Mr. Chin is an Independent Director under the independence standards set forth in the New York Stock Exchange Corporate Governance Listing Standards and in the MBIA Inc. Board Corporate Governance Practices.

Mr. Chin will participate in the compensation and benefit program for independent directors as described under the heading “Independent Directors’ compensation” in MBIA’s Proxy Statement for its Annual Meeting of Shareholders held on May 3, 2016 (filed with the Securities and Exchange Commission on March 22, 2016).

Item 7.01.     REGULATION FD DISCLOSURE.

The following information is being furnished, not filed, pursuant to Item 7.01 - Regulation FD Disclosure of Form 8-K.  Information contained on MBIA’s Web sites is not incorporated by reference into this Current Report on Form 8-K.

On August 8, 2016, MBIA will post on its Web site, www.mbia.com, under the section “Investor Relations – Financial Information – Operating Supplements,” a Quarterly Operating Supplement for the second quarter of 2016 and under the section “Investor Relations – Financial Information – Statutory Statements,” 2016 Quarterly Statements for each of MBIA Insurance Corporation and National Public Finance Guarantee Corporation.   MBIA will also post on its Web site, under the section “Selected Exposures,” certain information on the Company’s insured portfolios as of June 30, 2016.  The information will be posted as “MBIA Corp.’s Structured Finance Insured Portfolio,” “MBIA Corp.’s Non-U.S. Public Finance Insured Portfolio” and “National Public Finance Guarantee Corporation’s Insured Portfolio.”  Information on National Public Finance Guarantee Corporation’s insured portfolio as of June 30, 2016 will also be posted on National Public Finance Guarantee Corporation’s Web site, www.nationalpfg.com, under the selection “Insured Portfolio.”  Additional exposure information on certain credits insured by National Public Finance Guarantee Corporation will be posted on National Public Finance Guarantee Corporation’s Web site, www.nationalpfg.com, under the selection “Selected Exposures.”

On or about August 9, 2016, MBIA will also post on its Web site, www.mbia.com, under the section “Investor Relations – Investor Inquiries/FAQs,” updated Frequently Asked Questions.

A copy of MBIA’s press release dated August 8, 2016 regarding the election of Mr. Chin as a director is furnished as part of this Current Report as Exhibit 99.2.  The information in the press release is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Exhibit 99.2 will not be incorporated by reference into any registration statement filed by MBIA under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release issued by MBIA Inc., dated August 8, 2016, announcing its results of operations for the quarter ended June 30, 2016.

99.2 Press Release issued by MBIA Inc., dated August 8, 2016, announcing the election of Mr. Francis Y. Chin to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

By:	/s/ Ram D. Wertheim
Ram D. Wertheim
Chief Legal Officer

Date: August 8, 2016

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
Dated August 8, 2016

99.1  Press Release issued by MBIA Inc., dated August 8, 2016, announcing its results of operations for the quarter ended June 30, 2016.

99.2 Press Release issued by MBIA Inc., dated August 8, 2016, announcing the election of Mr. Francis Y. Chin to the Board of Directors.